UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 7, 2011
Dollar Financial Corp.
(Exact Name of Issuer as Specified in Charter)

Delaware	000-50866	23-2636866
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation or Organization)

1436 Lancaster Avenue
Berwyn, Pennsylvania	19312
(Address of Principal Executive Offices)	(Zip Code)
(610) 296-3400
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry Into a Material Definitive Agreement.
     On April 7, 2011, Dollar Financial Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Nomura Securities International, Inc. and each of the other underwriters named on Schedule A thereto (collectively, the “Underwriters”) pursuant to which the Company agreed to issue and sell to the Underwriters 6,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and an additional 900,000 shares of Common Stock for which the Underwriters have been granted an overallotment option (collectively, the “Shares”) in an underwritten public offering (the “Offering”). All of the Shares are being sold by the Company. The price to the public is $20.75 per Share, and the Underwriters agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $19.60875 per Share. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
     The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-164097) filed with the Securities and Exchange Commission (the “SEC”) on December 31, 2009 and declared effective on January 11, 2010. A prospectus supplement relating to the Offering has been filed with the SEC. The closing of the Offering took place on April 13, 2011. As of the closing of the Offering, the Underwriters have not exercised their overallotment option.
     The legal opinion and consent of Pepper Hamilton LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The net proceeds from the sale of the Shares, after deducting the Underwriters’ discount and other offering expenses, were approximately $116.9 million, and will be approximately $134.6 million if the Underwriters exercise in full their option to purchase 900,000 additional Shares. The Company’s press releases, dated April 5, 2011 and April 7, 2011, announcing the commencement and pricing of the Offering, respectively, are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	The Exhibit Index annexed hereto is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dollar Financial Corp.
Date: April 13, 2011	By:	/s/ William M. Athas
William M. Athas
Senior Vice President of Finance and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Exhibit
1.1
Underwriting Agreement, dated April 7, 2011, by and among Dollar Financial Corp, Credit Suisse Securities (USA) LLC, Nomura Securities International, Inc. and each of the other Underwriters named on Schedule A thereto

5.1	Opinion of Pepper Hamilton LLP

23.1	Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)

99.1	Press Release of Dollar Financial Corp. dated April 5, 2011

99.2	Press Release of Dollar Financial Corp. dated April 7, 2011